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                                                                   EXHIBIT 10.1


                                PROMISSORY NOTE


$10,000,000                                                Date: March 5, 2003


         SECTION 1.        GENERAL.

         FOR VALUE RECEIVED, the undersigned, INDUS INTERNATIONAL, INC., a Delaware corporation (the "Maker"), promises to pay to the order of SCT FINANCIAL CORPORATION, a Delaware corporation (hereafter, together with any permitted holder hereof, "Lender"), at 4 Country View Road, Malvern, PA 19355-1408, or at such other place as the Lender may designate in writing to the undersigned, in lawful money of the United States of America, and in immediately available funds, the principal sum of TEN MILLION DOLLARS ($10,000,000), together with all interest, fees, expenses and other obligations due hereunder (the "Obligations"), as set forth below. This Promissory Note (this "Note") is the "SCT Note" referred to in that certain Purchase Agreement (the "Purchase Agreement") dated the date hereof, by and among the Maker, the Lender, Systems and Computer Technology Corporation, a Delaware corporation ("SCT"), and various subsidiaries of SCT. Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement.

         SECTION 2.        Payments.

                  (a) All outstanding principal, interest, fees, expenses and other Obligations under this Note shall be due and payable on the date (the "Maturity Date") that is the earlier of (a) September 5, 2003 and (b) the date this Note is accelerated pursuant to Section 7 hereof.

                  (b) Interest will accrue on all outstanding principal at the rate of six percent (6%) per annum (the "Interest Rate"), and will be payable on (i) June 1, 2003, (ii) the Maturity Date, and (iii) any date following the Maturity Date on which any Obligation remains outstanding and a demand for payment is made. All interest and fees, if any, shall be computed on the basis of a 365 day year for the actual number of days in the applicable period.

                  (c) In addition to all other rights contained in this Note, if an Event of Default (as defined herein) has occurred and is continuing, all outstanding Obligations shall bear interest at the lesser of
(i) the Interest Rate plus three percent (3%) and (ii) the maximum rate permitted by applicable law ("Default Rate").

                  (d) The Obligations under this Note are (i) absolutely and unconditionally guaranteed by [SCT Utility Systems, Inc.], a Delaware corporation (the "Company"), pursuant to a Guaranty and Suretyship Agreement dated the date hereof (the "Guaranty") from the Company in favor of the Lender and (ii) secured by a mortgage lien on and security interest in certain real property (and related personal property) of the Company granted to the holder pursuant to a First Mortgage, Security Agreement and Fixture Filing (the "Mortgage", and together with the Guaranty the "Guarantor Documents").


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                  (e)      Monies received by the Lender from any source for
application toward payment of the Obligations shall be applied first to any fees and costs due and owing, second to accrued, unpaid interest, and third to the principal balance then outstanding. Upon the occurrence and during the continuance of any Event of Default hereunder, the Lender may apply monies to the Obligations in any manner or order which the Lender deems appropriate. If any payment received by the Lender under this Note or the Guarantor Documents is rescinded, avoided or for any reason returned by the Lender because of any adverse claim or threatened action, the returned payment shall remain payable as an Obligation of all persons liable under this Note or the Guarantor Documents as though such payment had not been made.

         SECTION 3.        PREPAYMENTS.

                  (a) Optional Prepayment. The Maker may, at its sole option, at any time, and from time to time, prepay the unpaid principal, without penalty or premium, in whole or in part, together with all accrued and unpaid interest, fees, expenses and other Obligations to the date of such prepayment.

                  (b) Mandatory Prepayment. If any Change of Control shall be effected, then, as a condition to the consummation of such transaction, (i) the unpaid principal balance of this Note and all other Obligations hereunder shall become immediately due and payable upon consummation of such transaction and (ii) adequate provision shall be made whereby the unpaid principal balance of this Note and all other Obligations hereunder shall be immediately paid. If the unpaid principal balance of this Note and all other Obligations hereunder are not paid to the Lender on or prior to the consummation of a Change of Control, the Maker or the Company shall not consummate any such transaction. For the purposes of this Note, "Change of Control" shall mean (i) any consolidation or merger of the Maker or the Company with another Person resulting in any successor entity other than the Maker, (ii) the sale of all or substantially all of the Maker's or the Company's assets to another Person (other than the Maker), or (iii) any other action or series of actions pursuant to which the Persons currently holding a majority of the voting shares of the Maker and of the Company, respectively, no longer hold a majority of the voting shares of the related entity; provided however, that the transactions completed under the Financing Agreements shall not be deemed to be a Change of Control.

         SECTION 4.        REPRESENTATIONS AND WARRANTIES.

         Maker represents and warrants to Lender that:

                  (a) Organization and Qualification. Each of the Maker and the Company is an entity duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which the failure to do so could have a material adverse effect on its operations or financial condition, with power and authority to conduct its business as it is now being conducted, and to own or use its properties and assets that it purports to own or use and to perform its respective obligations under this Note or the Guarantor Documents.

                  (b) Absence of Conflicts. Neither of the execution, delivery and performance of this Note, by the Maker or the Guarantor Documents by the Company, nor the


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consummation of the transactions contemplated hereby or thereby, nor compliance by either the Maker or the Company with any of the provisions hereof or thereof, will (with notice or lapse of time or both) (A) violate, conflict with, or result in a breach of any provision of, constitute a default under, or permit or result in the termination of, acceleration of any obligation under, or creation of a lien under any of the terms, conditions or provisions of, the certificate of incorporation or bylaws of the Maker or the Company, or (B) violate or conflict with any law, rule, regulation, judgment, ruling, order, writ, injunction or decree applicable to it or any of its properties or assets.

                  (c) Suits. There are no actions, suits, proceedings, or claims pending or, to Maker's knowledge, threatened against it or any of its property which, if adversely determined, would have a material adverse effect on it or its operations or financial condition; and the Maker's business is in compliance in all material respects with all applicable orders, laws and regulations.

                  (d) Authorization of Agreements, Etc. Each of (A) the execution and delivery by the Maker of this Note and by the Company of the Guarantor Documents, (B) the performance by the Maker of its obligations hereunder and the Company of the Guarantor Documents, and (C) the issuance, sale and delivery by the Maker of this Note has been duly authorized by all necessary corporate action of it, which actions have not been rescinded or otherwise modified.

                  (e) Validity. This Note and each Guarantor Document has been duly executed and delivered by the Maker and the Company, respectively, and constitutes the legal, valid and binding obligation of it, enforceable against the Maker and the Company, respectively, in accordance with its terms.

                  (f) Securities Compliance. Neither the registration of any security under the Securities Act of 1933, as amended, or the securities laws of any state, nor the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended, is required in connection with the issuance, execution and delivery of this Note in the manner contemplated hereunder.

         SECTION 5.        Covenants.

         The Maker hereby covenants and agrees that for as long as any obligations are outstanding hereunder:

                  (a) Notice of Adverse Changes, Events of Default, Seizures and Institution of Litigation. Maker shall immediately notify Lender of: (i) any changes in its business, property, or financial condition which either individually, or in conjunction with any or all such changes since the date hereof, could reasonably be expected to have a material adverse effect on its operations or financial condition, including, without limitation, any loss of or damage to any of its assets; (ii) the occurrence of any Default or Event of Default under this Note, the Guaranty, the Mortgage or any other material agreement to which the Maker or the Company is a party; and (iii) the institution of any litigation, arbitration, governmental investigation or administrative proceedings against or affecting the Maker, the Company or any


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assets of either of them which either individually, or in conjunction with any or all such proceedings or matters since the date hereof, could reasonably be expected to have a material adverse effect on its operations or financial condition.

                  (b) Compliance with Agreements and Laws. Each of the Maker and the Company will operate its business (i) in compliance with all applicable provisions of each of its agreements, including, without limitation, any agreements pursuant to which such entity has incurred or otherwise become obligated for any indebtedness in any form, and (ii) in material compliance with all applicable provisions of federal, state and local statutes and ordinances and all other applicable laws, statutes, rules and regulations.

         SECTION 6.        Conditions to Funding Loan.

         The obligation of Lender to purchase this Note shall be subject to Lender's receipt of the following documents, each in form and substance satisfactory to Lender:

                  (a)      Promissory Note. This Note, duly executed by the
Maker.

                  (b) Guarantor Documents. The Guarantor Documents, duly executed by the Company.

                  (c) Authorization Documents. A certified copy of (i) the certificate of incorporation, bylaws and resolutions of the Maker authorizing the Maker's execution and full performance of this Note and all other documents and actions required hereunder, and an incumbency certificate setting forth the officers of Maker authorized to execute this Note, and (ii) the certificate of incorporation, bylaws and resolutions of the Company authorizing the Company's execution and full performance of the Guarantor Documents and all other documents and actions required thereunder, and an incumbency certificate setting forth the officers of the Company authorized to execute the Guarantor Documents.

                  (d) Opinion of Counsel. An opinion of counsel of the Maker and the Company, substantially in the form of Exhibit H to the Purchase Agreement.

         SECTION 7.        EVENT OF DEFAULT.

                  (a) The occurrence of any of the following events shall be an Event of Default hereunder:

                           (i)      default shall be made in the payment of any
Obligations, when and as the same shall become due and payable, whether at the due date thereof or by acceleration thereof or otherwise;

                           (ii)     if Maker or the Company shall default in
the payment or performance of any (A) indebtedness for borrowed money owing to any Person or Persons, whether now or hereafter incurred, or (B) other obligation or obligations owing to any Person or Persons the amount of which, in the aggregate, at the time of such default or defaults, is equal to or greater than $250,000;


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                           (iii)    if any representation or warranty made in
this Note or any Guarantor Document or in connection herewith or therewith or in any statement, certificate or other document furnished hereunder or thereunder is false or misleading when made or deemed made or Maker or the Company shall default in the performance of any other agreement or covenant contained herein or therein or in any document executed or delivered in connection herewith or therewith;

                           (iv)     if Maker or the Company shall (i)
voluntarily dissolve, liquidate or terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator or of all or of a substantial part of its assets, (ii) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts ("Insolvency Laws"), (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the United States Bankruptcy Code (as now or hereafter in effect) or any similar proceeding under any other Insolvency Law, or (vii) take any corporate action for the purpose of effecting any of the foregoing;

                           (v)      if an involuntary petition or complaint
shall be filed against Maker or Company seeking bankruptcy relief or reorganization or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Maker or Company, of all or substantially all of its assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving or ordering any of the foregoing actions; and

                           (vi)     any Change of Control occurs.

                  (b)      Remedies.

                           (i)      In case any Event of Default set forth in
Section 7(a) (i), (ii) or (iii) shall have occurred and be continuing, the Lender may, upon written notice to the Lender, declare this Note to be forthwith due and payable, whereupon this Note shall become forthwith due and payable, and all Obligations, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived.

                           (ii)     In case any Event of Default set forth in
Section 7(a) (iv), (v) or (vi) shall have occurred and be continuing, this Note and all Obligations hereunder immediately and automatically shall become due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived.

                           (iii)    In case any Event of Default shall have
occurred and be continuing, the Lender may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement


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contained in this Note or in aid of the exercise of any power granted in this
Note, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the Lender.

                           (iv)     No remedy conferred hereunder is intended
to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or hereafter existing at law or in equity or by statute or otherwise. No course of dealing between the Company and the Lender or any delay on the part of the Lender in exercising its rights hereunder shall operate as a waiver of any rights of the Lender.

                  (c) Waiver of Notice. Maker hereby waives notice of protest, dishonor, intent to accelerate, acceleration and all other notices of any type or character, demand, presentment for payment, protest, diligence in collecting or bringing suit and notice, other than required service, with respect to the filing of suit for the purpose of fixing liability.

         SECTION 8.        SUCCESSORS AND ASSIGNS.

         The provisions of this Note shall be binding upon and inure to the benefit of the Maker, the Lender and their respective successors and permitted assigns; provided that the Maker may not assign this Note without the prior written consent of the Lender.

         SECTION 9.        GOVERNING LAW.

         This Note shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         SECTION 10.       NOTICES.

         All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given when delivered personally to the recipient, faxed to the intended recipient at the facsimile number set forth below, or sent to the recipient by reputable express courier service or mailed by registered or certified mail (return receipt requested), postage and charges prepaid and addressed to the intended recipient as set forth below:

                  if to Maker:

                           Indus International, Inc.
                           3301 Windy Ridge Parkway
                           Atlanta, Georgia  30339
                           Attention:  Adam V. Battani
                           Telephone:  (770) 989-4061
                           Facsimile:  (770) 989-4488

                  if to Lender:


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                           SCT Financial Corporation
                           4 Country View Road
                           Malvern, PA 19355-1408
                           Attention:  Richard A. Blumenthal,
                                       Executive Vice President and
                                       General Counsel
                           Telephone:  (610) 578-5263
                           Facsimile:  (610) 578-7457

                           with a copy to:

                           Pepper Hamilton LLP
                           3000 Two Logan Square
                           Eighteenth and Arch Streets
                           Philadelphia, PA 19103-2799
                           Attention:  Barry M. Abelson, Esq.
                           Telephone:  (215) 981-4000
                           Facsimile:  (215) 981-4750

         All such notices and other communications shall be deemed to have been given and received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of delivery by facsimile, on the date of such delivery, (c) in the case of delivery by nationally-recognized, overnight courier, on the Business Day following dispatch, and (d) in the case of mailing, on the third (3rd) Business Day following such mailing.

         SECTION 11. INDEMNIFICATION AND RELEASE PROVISIONS Maker hereby indemnifies and agrees to protect, defend and hold harmless Lender and its directors, officers, officials, agents, employees and counsel and their respective heirs, administrators, executors, successors and assigns (each of the foregoing a "Indemnified Party"), from and against, any and all losses, liabilities (including without limitation settlement costs and amounts, transfer taxes, documentary taxes, or assessments or charges made by any governmental authority), claims, damages, interest, judgments, costs, or expenses, including without limitation fees and disbursements of counsel, incurred by any of them arising out of or in connection with or by reason of this Note or any Guarantor Document (collectively, "Losses"), except that Maker shall not be required to indemnify any Indemnified Party for any Losses arising out of the gross negligence or willful misconduct of such party. Maker hereby releases Lender and its directors, officers, agents, employees and counsel from any and all claims for loss, damages, costs or expenses caused or alleged to be caused by any act or omission on the part of any of them except to the extent relating to such party's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. All obligations provided for in this Section 11 shall survive any termination of this Note and the repayment of the Obligations.

         SECTION 12.       WAIVER OF JURY TRIAL.

         THE MAKER, AND HOLDER BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR THE


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RELATIONSHIP ESTABLISHED HEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR
THE HOLDER TO ENTER INTO, ACCEPT OR RELY UPON THIS NOTE.

         SECTION 13.       ACKNOWLEDGEMENTS.

         MAKER ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE AND, SPECIFICALLY, SECTION 12 HEREOF, AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING WAIVER OF JURY TRIAL HAS BEEN FULLY EXPLAINED TO MAKER BY SUCH COUNSEL.


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         IN WITNESS WHEREOF, the undersigned has executed and delivered this
Promissory Note under seal as of the date and year first written above.


                                         INDUS INTERNATIONAL, INC.

                                         By:     /s/  Jeffrey A. Babka
                                            -----------------------------------
                                         Name:   Jeffrey A. Babka
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer


Accepted and agreed:

SCT FINANCIAL CORPORATION

By:     /s/  Eric Haskell
   ----------------------------------
Name:   Eric Haskell
Title:  Senior Vice President and
        Treasurer